================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 16, 2002

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

New Jersey                      001-09120                         22-2625848
----------                      ---------                         ----------
(State or other           (Commission File Number)             (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
                          -----------------------------
               (Address of principal executive offices) (Zip Code)

                                  973-430-7000
              (Registrant's telephone number, including area code)

                               http://www.pseg.com
                         (Registrant's internet address)


                            PSEG ENERGY HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

 New Jersey                     000-32503                         22-2983750
 ----------                     ---------                         ----------
(State or other           (Commission File Number)             (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

                               80 Park Plaza, T-22
                          Newark, New Jersey 07102-4194
                          -----------------------------
               (Address of principal executive offices) (Zip Code)

                                  973-456-3581
                                  ------------
              (Registrant's telephone number, including area code)


================================================================================

Item 5. Other Events

     The following information updates certain matters previously reported to the Securities and Exchange Commission under Item 1. Business of Part I and Item
7. Management's Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data of Part II of the Annual Reports on Form 10-K for the year ended December 31, 2001 of Public Service Enterprise Group Incorporated (PSEG) and PSEG Energy Holdings Inc. (Holdings).

PSEG Reports 2001 Earnings

     Reference is made to the press release of PSEG, dated April 16, 2002, a copy of which is attached hereto as Exhibit 99, announcing PSEG's First-Quarter 2002 Earnings.

Item 7. Financial Statements and Exhibits

Exhibit Designation                           Nature of Exhibit
99                                            Press Release dated April 16, 2002

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                  (Registrant)


               By:              Patricia A. Rado
               --------------------------------------------------
                                Patricia A. Rado
                          Vice President and Controller
                         (Principal Accounting Officer)



Date: April 16, 2002

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            PSEG ENERGY HOLDINGS INC.
                                  (Registrant)

               By:               Derek DiRisio
               --------------------------------------------------
                                  Derek DiRisio
                          Vice President and Controller
                         (Principal Accounting Officer)



Date: April 16, 2002